SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: April 21, 1999
(Date of earliest event reported)

Commission File No. 333-61785

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of April 1, 1999, relating to the Empire Funding Home Loan Owner Trust 1999-1, Home Loan Asset Backed Notes, Series 1999-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


        Delaware                                        06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

1285 Avenue of the Americas
New York, New York                                                10019
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(Address of principal executive offices)                        (Zip Code)



                                 (212) 713-2000
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              (Registrant's Telephone Number, including area code)



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events

         Attached as an exhibit are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------
       (99)                                   Structural Term Sheets, Collateral
                                              Term Sheets and Computational
                                              Materials prepared by PaineWebber
                                              Incorporated in connection with
                                              Empire Funding Home Loan Owner
                                              Trust 1999-1, Home Loan Asset
                                              Backed Notes, Series 1999-1

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


April 22, 1999

                                  By:   /s/    Barbara J. Dawson
                                        ----------------------------------------
                                        Name:   Barbara J. Dawson
                                        Title:  Senior Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

   (99)             Structural Term Sheets, Collateral                  E
                    Term Sheets and Computational Materials
                    prepared by PaineWebber Incorporated
                    in connection with Empire Funding
                    Home Loan Owner Trust 1999-1, Home
                    Loan Asset Backed Notes, Series 1999-1